UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  December 22, 2014

MainSource Financial Group, Inc.

(Exact name of registrant as specified in its charter)

Indiana (State or other jurisdiction of incorporation)	0-12422 (Commission File Number)	35-1562245 (IRS Employer Identification No.)

2105 N. State Road 3 Bypass

 Greensburg, Indiana 47240

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:  (812) 663-6734

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 22, 2014, the Executive Compensation Committee of the Board of Directors of MainSource Financial Group, Inc. (the “Company”) adopted and approved the plan document for the previously-approved 2014 Short-Term Incentive Plan (the “Plan”).  A copy of the Plan document is attached as Exhibit 10.1 to this Current Report on Form 8-k.  The Plan is effective for the year beginning January 1, 2014.

Under the Plan, each of the Company’s executives is eligible to receive cash payouts when the Company’s actual performance as compared to its annual budget and annual goals exceeds certain thresholds (rather than performance versus peers, as in the previously-approved short-term incentive plan).  The performance is determined based on the following measures:

Performance Measure	Weight	Evaluated vs.
Earnings per Share	40%	Budget
Return on Assets	30%	Budget
Non-performing Assets/Total Assets	20%	Budget
Individual Goals*	10%	Goals

*Represents additional objective measures for each individual which are given an aggregate 10% weight.

The STIP payout begins once the Company’s performance versus the budget for a Performance Measure (the “Actual Performance”) exceeds the pre-established Threshold for that Performance Measure (thus, no payout will occur if the Actual Performance is equal to or below the Threshold).  Each executive’s target payout is achieved once the Actual Performance equals the Target level, and the maximum payout is achieved once the Actual Performance equals the Superior level, each of which are set by the Committee based on the Company’s annual budget.

Performance	Payout
Threshold	0%
Target	100%
Superior	150%

For Actual Performance at levels in between the Threshold and 150% of the Target, the payout percentage is interpolated.  For example Actual Performance equal to 60% of the Target equates to a payout of 60% of the Target.  Each named executive officer’s target payout level is equal to a percentage of his or her base salary, as set forth below:

Name and Title	Target Payout
Archie M. Brown, Jr. President and Chief Executive Officer	50% of base salary
James M. Anderson Chief Financial Officer	40% of base salary
Daryl R. Tressler Chief Banking Officer and President, MainSource Bank	40% of base salary
William J. Goodwin Chief Credit Officer	40% of base salary
Chris M. Harrison Sr. Vice President	30% of base salary

STIP awards are also subject to claw-back to the extent required by federal laws or regulations, including those required under Sarbanes-Oxley and Dodd-Frank.

Item 9.01.                                        Financial Statements and Exhibits.

(d)                                 Exhibits.

10.1                        MainSource Financial Group, Inc. Short-Term Incentive Plan, Effective January 1, 2014.

*         *         *

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  December 23, 2014

MAINSOURCE FINANCIAL GROUP, INC.

By:	/s/ Archie M. Brown, Jr.
Archie M. Brown, Jr.
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	MainSource Financial Group, Inc. Short-Term Incentive Plan, Effective January 1, 2014.